Exhibit 99.03 — Officer Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of NSP-Minnesota on Form 10-K for 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 10-K), each of the undersigned officers of the NSP-Minnesota certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of NSP-Minnesota as of the dates and for the periods expressed in the Form 10-K.

Date: Feb. 25, 2003

/s/ WAYNE H. BRUNETTI Wayne H. Brunetti Chairman, President and Chief Executive Officer

/s/ RICHARD C. KELLY Richard C. Kelly Vice President and Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Exhibit 99.03 — Officer Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of NSP-Wisconsin on Form 10-K for the year 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 10-K), each of the undersigned officers of the NSP-Wisconsin certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of NSP-Wisconsin as of the dates and for the periods expressed in the Form 10-K.

Date: Feb. 25, 2003

/s/ Michael L. Swenson Wayne H. Brunetti President and Chief Executive Officer

/s/ RICHARD C. KELLY Richard C. Kelly Vice President and Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Exhibit 99.03 — Officer Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of PSCo on Form 10-K for the year 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 10-K), each of the undersigned officers of the PSCo certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PSCo as of the dates and for the periods expressed in the Form 10-K.

Date: Feb. 25, 2003

/s/ WAYNE H. BRUNETTI Wayne H. Brunetti Chairman, President and Chief Executive Officer

/s/ RICHARD C. KELLY Richard C. Kelly Vice President and Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Exhibit 99.03 — Officer Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of SPS on Form 10-K for the year 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 10-K), each of the undersigned officers of the SPS certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of SPS as of the dates and for the periods expressed in the Form 10-K.

Date: Feb. 25, 2003

/s/ GARY L. GIBSON Gary L. Gibson President and Chairman

/s/ RICHARD C. KELLY Richard C. Kelly Vice President and Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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